EXHIBIT 99.1

Lakeland Bancorp Reports Strong Fourth Quarter and Full Year 2010 Results and Declares 5% Stock Dividend

OAK RIDGE, N.J., Jan. 20, 2011 (GLOBE NEWSWIRE) -- Lakeland Bancorp, Inc. (Nasdaq:LBAI) reported the following developments for the fourth quarter and full year 2010:

  Net Income Available to Common Shareholders was $4.4 million or $0.17 per diluted share for the fourth quarter of 2010, as compared to $1.3 million, or $0.05 per diluted share reported in the same period last year. For the year ended 2010, Net Income Available to Common Shareholders was $15.2 million or $0.60 per diluted share, as compared to a net loss of ($8.6) million or ($0.35) per share in 2009.
  The Company declared a quarterly cash dividend of $0.06 per common share. The cash dividend will be paid on February 15, 2011 to holders of record as of the close of business on January 31, 2011. In addition, the Company has authorized a 5% stock dividend, which will be paid on February 16, 2011 to holders of record as of the close of business January 31, 2011. The Company also declared a dividend of 5% for the quarterly dividend payment due February 15, 2011 for the preferred stock issued to the U.S. Department of the Treasury under the Capital Purchase Program.
  In the fourth quarter of 2010, net interest margin ("NIM") at 3.93% was three basis points higher than the NIM reported for the same period last year, and equaled the third quarter of 2010. The NIM for 2010 was 3.95%, a 21 basis point improvement from 3.74% reported in 2009.
  Noninterest bearing demand deposits of $383.9 million at December 31, 2010 increased by $4.3 million from September 30, 2010 and by $60.7 million, or 19%, from year-end 2009.
  The efficiency ratio for the fourth quarter of 2010 was 57.0%, which equaled the efficiency ratio for the same period in 2009, reflecting the continued management of expenses. For the year ended 2010, the efficiency ratio was 56.6%, as compared to 62.1% in 2009.
  The provision for loan and lease losses in the fourth quarter of 2010 was $4.5 million, as compared to $6.4 million for the same period in 2009. For 2010, the provision for loan and lease losses was $19.3 million, which compared to $51.6 million in 2009. Included in the 2009 total was $35.2 million allocated to leasing loans. The loan loss reserve as a percentage of total loans was 1.36% at December 31, 2010, as compared to 1.27% at year-end 2009.

Thomas J. Shara, Lakeland Bancorp's President and CEO said, "We are pleased to report fourth quarter and full-year 2010 earnings which showed substantial improvement from the same respective periods last year. These results were driven by a continued strong net interest margin, controlled expenses, and a reduced provision for loan and lease losses. In 2010, we have continued to emphasize building long-term relationships with consumers and small businesses in the communities we serve. This effort is reflected in a 19% increase in non-interest bearing demand deposits, as well as increases in commercial and industrial loans and residential mortgage loans of 12% and 5%, respectively, in 2010. In the fourth quarter of 2010, loans increased overall by $28.2 million, including $15.2 million in commercial and industrial loans and $25.5 million in commercial real estate loans."

Earnings

Net Interest Income

Net interest income for the fourth quarter of 2010 was $25.3 million, which was equivalent to the net interest income for the same period last year. Net interest margin increased by three basis points to 3.93% from 3.90% reported in the fourth quarter of 2009. The increase in net interest margin was primarily driven by the continued decrease in the cost of funds. The Company's yield on interest-earning assets in the fourth quarter of 2010 was 4.81%, a decrease of 41 basis points from the same period in 2009 and twelve basis points lower than the third quarter of 2010. The cost of interest-bearing liabilities was 1.07%, a decrease of 50 basis points from the fourth quarter of 2009 and eleven basis points from the third quarter of 2010.

For 2010, net interest income was $99.8 million, or 7% higher than the $93.4 million reported in 2009. Net interest margin for 2010 at 3.95% compared to 3.74% for 2009. The Company's yield on interest-earning assets decreased 37 basis points from 5.34% in 2009, to 4.97% in 2010. The Company's cost of interest bearing liabilities decreased 68 basis points from 1.89% for 2009 to 1.21% in 2010.

Noninterest income

Noninterest income, excluding net gains (losses) on investment securities, totaled $4.6 million for the fourth quarter of 2010, an increase of $217,000, or 5%, as compared to the same period in 2009. Service charges on deposits at $2.7 million decreased by $132,000, while commissions and fees at $850,000 decreased by 12%, primarily due to reduced loan fees and investment commission income. Gains on leasing related assets were $409,000 in the fourth quarter of 2010 as compared to losses of $87,000 in the fourth quarter of 2009.

Noninterest income for 2010, excluding gains on the sale of investment securities, totaled $17.7 million, as compared to $16.0 million for 2009. Service charges on deposit accounts at $10.3 million were $640,000, or 6%, lower than 2009, primarily due to lower overdraft fees collected. Gains on leasing related assets were $1.6 million in 2010 as compared to losses of $1.1 million in 2009. Income on bank owned life insurance at $1.5 million decreased by $414,000 as compared to 2009 as the Company received an insurance benefit on a bank owned life insurance policy in 2009.

Noninterest expense

Noninterest expense for the fourth quarter of 2010 was $17.6 million, compared to $20.3 million for the same period in 2009. Included in noninterest expense in the fourth quarter of 2009 was a $3.1 million fee on the prepayment of long-term debt. Excluding this item, noninterest expenses at $17.6 million in the fourth quarter of 2010 were $329,000 higher than the total reported for the same period in 2009. Salary and benefit expense at $9.1 million was $476,000, or 6%, higher than the same period in 2009. Net occupancy, furniture and equipment expenses at $2.9 million remained unchanged. Marketing expense at $987,000 and stationery and supplies expense at $464,000 increased by $362,000 and $74,000, respectively, as compared to the same period in 2009 last year as certain expenses incurred for the Company's new brand identity project were expensed in the fourth quarter of 2010.

For 2010, noninterest expense at $70.4 million compared to $73.8 million for 2009. Included in the total for 2010 is a $1.8 million prepayment fee on long-term debt expensed in the third quarter of 2010, while in 2009 noninterest expense included the $3.1 prepayment fee previously mentioned, a $1.2 million industry-wide special FDIC assessment and a $704,000 expense incurred relating to the pretax payout on a life insurance benefit. Excluding all of these items, non-interest expenses in 2010 at $68.5 million were $245,000 lower than the $68.8 million reported for 2009. Collection expenses at $592,000 and expenses on other real estate owned and other repossessed assets at $483,000, decreased by $960,000 and $519,000, respectively, while legal expenses at $1.7 million increased by $694,000 as compared to the same period last year.

Financial Condition

At December 31, 2010, total assets were $2.8 billion, a $68.7 million, or 3%, increase from year-end 2009. Total loans at $2.0 billion were equivalent to total loans at December 31, 2009. Residential mortgage loans at $403.6 million and commercial and industrial loans at $188.4 million, increased in 2010 by $20.8 million and $19.9 million, respectively, while leasing loans at $67.2 million decreased by $53.3 million. Total deposits at $2.2 billion increased by $38.7 million, or 2% from year-end 2009. Noninterest bearing demand deposits at $383.9 million and savings and interest-bearing transaction accounts at $1.4 billion have increased by $60.7 million and $30.9 million, respectively. This increase was partially offset by a decrease in time deposits of $52.9 million. The loan-to-deposit ratio on December 31, 2010 was 92%, which compared to 94% on December 31, 2009.

Asset Quality

At December 31, 2010, non-performing assets totaled $44.6 million (1.60% of total assets), as compared to $45.2 million (1.63% of total assets) at September 30, 2010. The Allowance for Loan and Lease Losses totaled $27.3 million at December 31, 2010, and represented 1.36% of total loans. During the fourth quarter of 2010, the Company had net charge-offs of $4.4 million (annualized 0.89% of total loans). For 2010, the net charge-offs totaled $17.5 million.

Capital

Stockholders' equity was $260.7 million and book value per common share was $8.82 as of December 31, 2010. As of December 31, 2010, the Company's leverage ratio was 9.21%. Tier I and total risk based capital ratios were 12.43% and 13.68%, respectively. These regulatory capital ratios exceed those necessary to be considered a well-capitalized institution under Federal guidelines.

Forward-Looking Statements

The information disclosed in this document includes various forward-looking statements (with respect to corporate objectives, trends, and other financial and business matters) that are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words "anticipates", "projects", "intends", "estimates", "expects", "believes", "plans", "may", "will", "should", "could", and other similar expressions are intended to identify such forward-looking statements. Lakeland cautions that these forward-looking statements are necessarily speculative and speak only as of the date made, and are subject to numerous assumptions, risks and uncertainties, all of which may change over time. Actual results could differ materially from such forward-looking statements. The following factors, among others, could cause actual results to differ materially and adversely from such forward-looking statements: changes in the financial services industry and the U.S. and global capital markets, changes in economic conditions nationally, regionally and in the Company's markets, the nature and timing of actions of the Federal Reserve Board and other regulators, the nature and timing of legislation affecting the financial services industry, government intervention in the U.S. financial system, passage by the U.S. Congress of legislation which unilaterally amends the terms of the U.S. Department of the Treasury's preferred stock investment in the Company, changes in levels of market interest rates, pricing pressures on loan and deposit products, credit risks of the Company's lending and leasing activities, customers' acceptance of the Company's products and services and competition. Any statements made by Lakeland that are not historical facts should be considered to be forward-looking statements. Lakeland is not obligated to update and does not undertake to update any of its forward-looking statements made herein.

EXPLANATION OF NON-GAAP FINANCIAL MEASURES

Reported amounts are presented in accordance with accounting principles generally accepted in the United States of America ("GAAP").  The Company's management believes that the supplemental non-GAAP information, which consists of measurements and ratios based on tangible equity and tangible assets, is utilized by regulators and market analysts to evaluate a company's financial condition and therefore, such information is useful to investors.  These disclosures should not be viewed as a substitute for financial results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies.

The Company also uses an efficiency ratio that is a non-GAAP financial measure. The ratio that the Company uses excludes amortization of core deposit intangibles, expenses on other real estate owned and other repossessed assets and, where applicable, long-term debt prepayment fees. Income for the non-GAAP ratio is increased by the favorable effect of tax-exempt income and excludes securities gains and losses, which can vary from period to period. The Company uses this ratio because it believes the ratio provides a better comparison of period to period operating performance.

Lakeland Bancorp, the holding company for Lakeland Bank, has a current asset base of $2.8 billion and forty-seven (47) offices spanning six northwestern New Jersey counties: Bergen, Essex, Morris, Passaic, Sussex and Warren. Lakeland Bank, headquartered at 250 Oak Ridge Road, Oak Ridge, New Jersey offers an extensive array of consumer and commercial products and services, including online banking, localized commercial lending teams, and 24-hour or less turnaround time on consumer loan applications. For more information about their full line of products and services, visit their website at www.lakelandbank.com.

Lakeland Bancorp, Inc.
Financial Highlights
(unaudited)

	Three months ended December 31,		Year Ended December 31,

	2010	2009	2010	2009
	(Dollars in thousands except per share amounts)
INCOME STATEMENT
Net Interest Income	$ 25,248	$ 24,982	$ 99,754	$ 93,379
Provision for Loan and Lease Losses	(4,544)	(6,438)	(19,281)	(51,615)
Noninterest Income (excluding investment securities gains/losses)	4,585	4,368	17,654	15,952
Gains (losses) on investment securities	(68)	2,552	1,614	2,905
Noninterest Expense	(17,567)	(20,313)	(70,405)	(73,794)
Pretax Income (Loss)	7,654	5,151	29,336	(13,173)
Tax (Expense) Benefit	(2,634)	(3,011)	(10,125)	7,777
Net Income (Loss)	$ 5,020	$ 2,140	$ 19,211	$ (5,396)
Dividends on Preferred Stock and Discount Accretion	(596)	(885)	(3,987)	(3,194)
Net Income (Loss) Available to Common Stockholders	$ 4,424	$ 1,255	$ 15,224	$ (8,590)

Basic Earnings (Loss) Per Common Share (1)	$ 0.17	$ 0.05	$ 0.60	$ (0.35)
Diluted Earnings (Loss) Per Common Share (1)	$ 0.17	$ 0.05	$ 0.60	$ (0.35)
Dividends per Common Share (1)	$ 0.06	$ 0.05	$ 0.20	$ 0.29
Weighted Average Shares - Basic (1)	25,166	24,923	25,097	24,856
Weighted Average Shares - Diluted (1)	25,307	24,926	25,128	24,856

SELECTED OPERATING RATIOS
Annualized Return on Average Assets (2)	0.71%	0.30%	0.69%	NM
Annualized Return on Average Common Equity (2)	8.86%	3.98%	8.70%	NM
Annualized Return on Average Tangible Common Equity (2) (5)	14.54%	6.82%	14.49%	NM
Annualized Return on Interest Earning Assets	4.81%	5.22%	4.97%	5.34%
Annualized Cost of Interest Bearing Liabilities	1.07%	1.57%	1.21%	1.89%
Annualized Net interest spread	3.74%	3.65%	3.76%	3.45%
Annualized Net interest margin	3.93%	3.90%	3.95%	3.74%
Efficiency ratio	57.05%	56.99%	56.57%	62.11%
Stockholders' equity to total assets			9.34%	9.84%
Book value per common share (1) (3)			$8.82	$8.46
Tangible book value per common share (1) (3) (5)			$5.35	$4.92
Tangible common equity to tangible assets (3) (5)			5.01%	4.68%

ASSET QUALITY RATIOS			12/31/2010	12/31/2009
Ratio of allowance for loan and lease losses to total loans (4)			1.36%	1.27%
Non-performing loans to total loans (4)			2.14%	1.92%
Non-performing assets to total assets (4)			1.60%	1.49%
Annualized net charge-offs to average loans (4)			0.88%	2.55%

SELECTED BALANCE SHEET DATA AT PERIOD-END			12/31/2010	12/31/2009
Loans and Leases			$ 2,012,314	$ 2,014,127
Allowance for Loan and Lease Losses			(27,331)	(25,563)
Investment Securities			553,680	457,351
Total Assets			2,792,674	2,723,968
Total Deposits			2,195,889	2,157,187
Short-Term Borrowings			52,123	63,672
Other Borrowings			272,322	223,222
Stockholders' Equity			260,709	267,986

SELECTED AVERAGE BALANCE SHEET DATA	For the three months ended		For the Year Ended
	12/31/2010	12/31/2009	12/31/2010	12/31/2009
Loans and Leases, net	$ 1,995,857	$ 1,999,830	$ 1,995,158	$ 2,007,881
Investment Securities	549,034	538,830	501,746	479,118
Interest-Earning Assets	2,577,464	2,572,501	2,550,082	2,530,007
Total Assets	2,802,024	2,790,501	2,776,969	2,737,175
Core Deposits	1,828,511	1,689,148	1,759,561	1,533,972
Time Deposits	425,951	498,987	456,692	589,499
Total Deposits	2,254,462	2,188,135	2,216,253	2,123,471
Short-Term Borrowings	75,020	56,507	62,774	49,887
Other Borrowings	119,994	184,241	138,658	202,653
Subordinated Debentures	77,322	77,322	77,322	77,322
Total Interest-Bearing Liabilities	2,133,088	2,172,252	2,135,092	2,138,139
Stockholders' Equity	262,270	269,358	269,260	267,327
Common Stockholders' Equity	224,849	213,422	220,796	217,062

(1) Adjusted for 5% stock dividend payable on February 16, 2011 to shareholders of record January 31, 2011.
(2) Ratios for the year ended December 31, 2009 are not meaningful and therefore not reported.
(3) Excludes preferred stock
(4) Includes leases held for sale
(5) See supplemental information - non-GAAP financial measures

Lakeland Bancorp, Inc. and Subsidiaries
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2010	2009	2010	2009
(dollars in thousands, except per share amounts)
INTEREST INCOME
Loans and fees	$27,613	$29,192	$111,584	$117,123
Federal funds sold and interest bearing deposits with banks	11	20	121	109
Taxable investment securities	2,835	3,785	11,934	14,351
Tax exempt investment securities	498	526	2,010	2,239
TOTAL INTEREST INCOME	30,957	33,523	125,649	133,822
INTEREST EXPENSE
Deposits	3,338	5,324	15,195	26,793
Federal funds purchased and securities sold under agreements to repurchase	32	43	127	139
Other Borrowings	2,339	3,174	10,573	13,511
TOTAL INTEREST EXPENSE	5,709	8,541	25,895	40,443
NET INTEREST INCOME	25,248	24,982	99,754	93,379
Provision for loan and lease losses	4,544	6,438	19,281	51,615
NET INTEREST INCOME AFTER PROVISION FOR LOAN AND LEASE LOSSES	20,704	18,544	80,473	41,764

NONINTEREST INCOME
Service charges on deposit accounts	2,652	2,784	10,278	10,918
Commissions and fees	850	968	3,533	3,709
Gains (losses) on sales of investment securities	(68)	2,552	1,614	2,905
Income on bank owned life insurance	369	457	1,516	1,930
Gain (loss) on leasing related assets	409	(87)	1,580	(1,142)
Other income	305	246	747	537
TOTAL NONINTEREST INCOME	4,517	6,920	19,268	18,857
NONINTEREST EXPENSE
Salaries and employee benefits	9,114	8,638	36,086	34,505
Net occupancy expense	1,710	1,570	6,735	6,637
Furniture and equipment	1,206	1,319	4,867	5,038
Stationery, supplies and postage	464	390	1,636	1,605
Marketing expense	987	625	2,700	2,633
Amortization of core deposit intangibles	266	266	1,062	1,062
FDIC insurance expense	930	1,272	3,764	5,819
Collection expense	97	265	592	1,552
Legal expense	523	350	1,698	1,004
Expenses on other real estate owned and other repossessed assets	129	85	483	1,002
Long-term debt prepayment fee	--	3,075	1,835	3,075
Other expenses	2,141	2,458	8,947	9,862
TOTAL NONINTEREST EXPENSE	17,567	20,313	70,405	73,794
INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES	7,654	5,151	29,336	(13,173)
Provision (benefit) for income taxes	2,634	3,011	10,125	(7,777)
NET INCOME (LOSS)	$5,020	$2,140	$19,211	($5,396)
Dividends on Preferred Stock and Discount Accretion	596	885	3,987	3,194
Net Income (Loss) Available to Common Stockholders	$4,424	$1,255	$15,224	($8,590)
EARNINGS (LOSS) PER COMMON SHARE
Basic	$0.17	$0.05	$0.60	$(0.35)
Diluted	$0.17	$0.05	$0.60	$(0.35)

DIVIDENDS PER COMMON SHARE	$0.06	$0.05	$0.20	$0.29

Lakeland Bancorp, Inc. and Subsidiaries
CONSOLIDATED BALANCE SHEETS (Unaudited)

ASSETS	December 31, 2010	December 31, 2009
(dollars in thousands)
Cash and due from banks	$26,063	$31,869
Federal funds sold and interest-bearing deposits due from banks	23,215	26,794
Total cash and cash equivalents	49,278	58,663

Investment securities available for sale	487,107	375,530
Investment securities held to maturity; fair value of $68,815 in 2010 and $84,389 in 2009	66,573	81,821
Loans:
Commercial real estate	1,046,920	1,026,494
Commercial and industrial	188,354	168,450
Leases	65,640	113,161
Residential mortgages	403,561	382,778
Consumer and home equity	306,322	315,930
Leases held for sale, at fair value	1,517	7,314
Total loans	2,012,314	2,014,127
Deferred cost	2,303	2,908
Allowance for loan and lease losses	(27,331)	(25,563)
Net loans	1,987,286	1,991,472
Premises and equipment, net	27,554	29,196
Accrued interest receivable	8,849	8,943
Goodwill	87,111	87,111
Other identifiable intangible assets, net	578	1,640
Bank owned life insurance	43,284	41,720
Other assets	35,054	47,872
TOTAL ASSETS	$2,792,674	$2,723,968

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES:
Deposits:
Noninterest bearing	$383,877	$323,175
Savings and interest-bearing transaction accounts	1,399,163	1,368,272
Time deposits under $100,000	241,911	283,512
Time deposits $100,000 and over	170,938	182,228
Total deposits	2,195,889	2,157,187
Federal funds purchased and securities sold under agreements to repurchase	52,123	63,672
Other Borrowings	195,000	145,900
Subordinated debentures	77,322	77,322
Other liabilities	11,631	11,901
TOTAL LIABILITIES	2,531,965	2,455,982

STOCKHOLDERS' EQUITY
Preferred stock, Series A, no par value, $1,000 liquidation value, authorized 1,000,000 shares; issued 39,000 shares at December 31, 2010 and 59,000 shares at December 31, 2009	37,474	56,023
Common stock, no par value; authorized 40,000,000 shares; issued 25,977,592 shares at December 31, 2010 and December 31, 2009	271,595	259,521
Accumulated Deficit	(38,004)	(34,961)
Treasury shares, at cost, 655,768 shares at December 31, 2010 and 911,849 at December 31, 2009	(8,683)	(11,940)
Accumulated other comprehensive loss	(1,673)	(657)
TOTAL STOCKHOLDERS' EQUITY	260,709	267,986
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,792,674	$2,723,968
Lakeland Bancorp, Inc.
Financial Highlights
(unaudited)
	For the quarter ended
(dollars in thousands, except per share data)	Dec. 31, 2010	Sept 30, 2010	June 30, 2010	Mar. 31, 2010	Dec. 31, 2009
INCOME STATEMENT	(unaudited)
Net Interest Income	$ 25,248	$ 24,990	$ 24,929	$ 24,587	$ 24,982
Provision for Loan and Lease Losses	(4,544)	(4,857)	(5,001)	(4,879)	(6,438)
Noninterest Income (excluding investment securities gains/losses)	4,585	4,408	4,553	4,108	4,368
Gains on investment securities	(68)	1,681	--	1	2,552
Long-term debt prepayment fee	--	(1,835)	--	--	(3,075)
Noninterest Expense, excluding long-term debt prepayment fee	(17,567)	(17,116)	(17,107)	(16,780)	(17,238)
Pretax Income	7,654	7,271	7,374	7,037	5,151
Tax Expense	(2,634)	(2,399)	(2,621)	(2,471)	(3,011)
Net Income	$ 5,020	$ 4,872	$ 4,753	$ 4,566	$ 2,140
Dividends on Preferred Stock and Discount Accretion	(596)	(1,589)	(904)	(898)	(885)
Net Income Available to Common Stockholders	$ 4,424	$ 3,283	$ 3,849	$ 3,668	$ 1,255

Basic Earnings Per Common Share (1)	$ 0.17	$ 0.13	$ 0.15	$ 0.15	$ 0.05
Diluted Earnings Per Common Share (1)	$ 0.17	$ 0.13	$ 0.15	$ 0.15	$ 0.05
Dividends per Common Share (1)	$ 0.06	$ 0.05	$ 0.05	$ 0.05	$ 0.05
Weighted Average Shares - Basic (1)	25,166	25,117	25,083	25,020	24,923
Weighted Average Shares - Diluted (1)	25,307	25,156	25,162	25,031	24,926

SELECTED OPERATING RATIOS
Annualized Return on Average Assets	0.71%	0.69%	0.69%	0.67%	0.30%
Annualized Return on Average Common Equity	8.86%	8.63%	8.70%	8.60%	3.98%
Annualized Return on Tangible Common Equity (3)	14.54%	14.23%	14.59%	14.63%	6.82%
Annualized Net Interest Margin	3.93%	3.93%	3.96%	3.99%	3.90%
Efficiency ratio (3)	57.05%	56.40%	55.94%	56.87%	56.99%
Stockholders' equity to total assets	9.34%	9.41%	10.15%	9.85%	9.84%
Common stockholders' equity to total assets	7.99%	8.07%	8.09%	7.82%	7.78%
Tangible common equity to tangible assets (3)	5.01%	5.05%	5.03%	4.78%	4.68%
Tier 1 risk-based ratio	12.43%	12.44%	13.24%	12.94%	12.65%
Total risk-based ratio	13.68%	13.69%	14.49%	14.19%	13.90%
Tier 1 leverage ratio	9.21%	9.14%	9.77%	9.72%	9.44%
Book value per common share (1) (2)	$ 8.82	$ 8.84	$ 8.78	$ 8.59	$ 8.46
Tangible book value per common share (1) (2) (3)	$ 5.35	$ 5.36	$ 5.28	$ 5.08	$ 4.92

(1) Adjusted for 5% stock dividend payable on February 16, 2011 to shareholders of record January 31, 2011.
(2) Excludes preferred stock
(3) See Supplemental Information - Non GAAP financial measures

Lakeland Bancorp, Inc.
Financial Highlights
(unaudited)

	For the quarter ended
(dollars in thousands)	Dec. 31, 2010	Sept. 30 2010	June 30, 2010	Mar. 31, 2010	Dec. 31, 2009
	(unaudited)
SELECTED BALANCE SHEET DATA AT PERIOD-END
Loans and Leases	$ 2,012,314	$ 1,984,139	$ 1,992,848	$ 2,005,327	$ 2,014,127
Allowance for Loan and Lease Losses	(27,331)	(27,218)	(27,728)	(26,836)	(25,563)
Investment Securities	553,680	508,606	512,154	473,400	457,351
Total Assets	2,792,674	2,769,471	2,738,557	2,767,976	2,723,968
Total Deposits	2,195,889	2,234,772	2,170,145	2,202,776	2,157,187
Short-Term Borrowings	52,123	68,448	54,176	57,326	63,672
Other Borrowings	272,322	193,222	223,222	223,222	223,222
Stockholders' Equity	260,709	260,725	277,862	272,684	267,986

Loans and Leases
Commercial real estate	$ 1,046,920	$ 1,021,401	$ 1,026,815	$ 1,030,638	$ 1,026,494
Commercial and industrial	188,354	173,163	174,899	173,056	168,450
Leases	65,640	77,440	87,936	100,738	113,161
Leases held for sale	1,517	2,029	3,233	4,128	7,314
Residential mortgages	403,561	403,019	394,610	387,477	382,778
Consumer and Home Equity	306,322	307,087	305,355	309,290	315,930
Total loans	$ 2,012,314	$ 1,984,139	$ 1,992,848	$ 2,005,327	$ 2,014,127

Deposits
Noninterest bearing	$ 383,877	$ 379,625	$ 358,054	$ 346,651	$ 323,175
Savings and interest-bearing transaction accounts	1,399,163	1,413,063	1,352,373	1,373,972	1,368,272
Time deposits under $100,000	241,911	256,705	266,891	280,500	283,512
Time deposits $100,000 and over	170,938	185,379	192,827	201,653	182,228
Total deposits	$ 2,195,889	$ 2,234,772	$ 2,170,145	$ 2,202,776	$ 2,157,187

SELECTED AVERAGE BALANCE SHEET DATA
Loans and Leases, net	$ 1,995,857	$ 1,976,248	$ 1,999,494	$ 2,009,389	$ 1,999,830
Investment Securities	549,034	506,485	482,386	468,138	538,830
Interest-Earning Assets	2,577,464	2,546,557	2,550,143	2,525,632	2,572,501
Total Assets	2,802,024	2,781,733	2,771,724	2,751,793	2,790,501
Non Interest-Bearing Demand Deposits	393,710	364,075	351,970	329,152	333,932
Savings Deposits	316,261	319,438	321,699	313,025	309,154
Interest-Bearing Transaction Accounts	1,118,540	1,082,769	1,051,107	1,075,203	1,046,062
Time Deposits	425,951	452,129	477,542	471,699	498,987
Total Deposits	2,254,462	2,218,411	2,202,318	2,189,079	2,188,135
Short-Term Borrowings	75,020	62,015	58,050	55,807	56,507
Other Borrowings	197,316	220,371	223,269	223,279	261,563
Total Interest-Bearing Liabilities	2,133,088	2,136,722	2,131,667	2,139,013	2,172,272
Stockholders' Equity	262,270	268,295	275,277	271,309	269,358
Common Stockholders' Equity	224,849	223,941	219,028	215,228	213,422

Lakeland Bancorp, Inc.
Financial Highlights
(unaudited)
	For the quarter ended
(dollars in thousands)	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	Mar. 31, 2010	Dec. 31, 2009
	(unaudited)
AVERAGE ANNUALIZED YIELDS (taxable equivalent basis)
Assets:
Loans and leases	5.49%	5.55%	5.63%	5.70%	5.79%
Taxable investment securities	2.35%	2.80%	2.86%	2.94%	3.18%
Tax-exempt securities	4.67%	4.81%	5.03%	5.12%	5.12%
Federal funds sold and interest-bearing cash accounts	0.14%	0.26%	0.23%	0.23%	0.23%
Total interest-earning assets	4.81%	4.93%	5.01%	5.14%	5.22%
Liabilities:
Savings accounts	0.17%	0.18%	0.19%	0.24%	0.33%
Interest-bearing transaction accounts	0.63%	0.68%	0.76%	0.89%	0.97%
Time deposits	1.33%	1.40%	1.45%	1.57%	2.02%
Borrowings	3.48%	3.88%	3.98%	4.00%	4.05%
Total interest-bearing liabilities	1.07%	1.18%	1.25%	1.36%	1.57%
Net interest spread (taxable equivalent basis)	3.74%	3.74%	3.76%	3.78%	3.65%
Annualized Net Interest Margin (taxable equivalent basis)	3.93%	3.93%	3.96%	3.99%	3.90%
Annualized Cost of Deposits	0.59%	0.64%	0.70%	0.82%	0.97%

ASSET QUALITY DATA
Allowance for Loan Losses
Balance at beginning of period	$ 27,218	$ 27,728	$ 26,836	$ 25,563	$ 24,149
Provision for loan losses	4,544	4,857	5,001	4,879	6,438
Net Charge-offs	(4,431)	(5,367)	(4,109)	(3,606)	(5,024)
Balance at end of period	$ 27,331	$ 27,218	$ 27,728	$ 26,836	$ 25,563

Net Loan Charge-offs (Recoveries)
Commercial real estate	$ 1,991	$ 2,937	$ 1,963	$ 2,241	$ 1,778
Commercial and industrial	972	1,077	989	198	527
Leases	963	462	828	664	1,902
Home equity and consumer	298	784	254	504	573
Real estate - mortgage	207	107	75	(1)	244
Net charge-offs	$ 4,431	$ 5,367	$ 4,109	$ 3,606	$ 5,024

Nonperforming Assets
Commercial real estate	$ 19,226	$ 20,766	$ 20,053	$ 23,150	$ 25,798
Commercial and industrial	1,702	2,641	3,701	3,984	2,047
Leases	6,277	5,453	6,274	7,582	3,511
Home equity and consumer	2,930	2,653	2,436	2,436	1,890
Real estate - mortgage	12,834	11,960	8,576	7,043	5,465
Total non-accruing loans	42,969	43,473	41,040	44,195	38,711
Property acquired through foreclosure or repossession	1,592	1,745	1,277	1,480	1,864
Total non-performing assets	$ 44,561	$ 45,218	$ 42,317	$ 45,675	$ 40,575

Loans past due 90 days or more	$ 1,218	$ 263	$ 578	$ 383	$ 1,437
Loans restructured and still accruing	$ 8,905	$ 6,326	$ 8,561	$ 7,943	$ 3,432

Ratio of allowance for loan and lease losses to total loans *	1.36%	1.37%	1.39%	1.34%	1.27%
Non-performing loans to total loans *	2.14%	2.19%	2.06%	2.20%	1.92%
Non-performing assets to total assets *	1.60%	1.63%	1.55%	1.65%	1.49%
Annualized net charge-offs to average loans *	0.89%	1.09%	0.82%	0.72%	1.00%

* Includes leases held for sale
Lakeland Bancorp, Inc.
Supplemental Information - Non-GAAP Financial Measures
(unaudited)

	At or for the quarter ended,
(dollars in thousands, except per share amounts)	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	Mar. 31, 2010	Dec. 31, 2009
Calculation of tangible book value per common share
Total common stockholders' equity at end of period - GAAP	$ 223,235	$ 223,360	$ 221,512	$ 216,501	$ 211,963
Less:
Goodwill	87,111	87,111	87,111	87,111	87,111
Other identifiable intangible assets, net	578	843	1,109	1,374	1,640
Total tangible common stockholders' equity at end of period - Non- GAAP	$ 135,546	$ 135,406	$ 133,292	$ 128,016	$ 123,212

Shares outstanding at end of period (1)	25,322	25,264	25,229	25,199	25,066

Book value per share - GAAP (1)	$ 8.82	$ 8.84	$ 8.78	$ 8.59	$ 8.46

Tangible book value per share - Non-GAAP (1)	$ 5.35	$ 5.36	$ 5.28	$ 5.08	$ 4.92

Calculation of tangible common equity to tangible assets
Total tangible common stockholders' equity at end of period - Non- GAAP	$ 135,546	$ 135,406	$ 133,292	$ 128,016	$ 123,212

Total assets at end of period	$ 2,792,674	$ 2,769,471	$ 2,738,557	$ 2,767,976	$ 2,723,968
Less:
Goodwill	87,111	87,111	87,111	87,111	87,111
Other identifiable intangible assets, net	578	843	1,109	1,374	1,640
Total tangible assets at end of period - Non-GAAP	$ 2,704,985	$ 2,681,517	$ 2,650,337	$ 2,679,491	$ 2,635,217

Common equity to assets - GAAP	7.99%	8.07%	8.09%	7.82%	7.78%

Tangible common equity to tangible assets - Non-GAAP	5.01%	5.05%	5.03%	4.78%	4.68%

Calculation of return on average tangible common equity					`
Net income - GAAP	$ 5,020	$ 4,872	$ 4,753	$ 4,566	$ 2,140

Total average common stockholders' equity	224,849	223,941	219,028	$ 215,228	$ 213,422
Less:
Average goodwill	87,111	87,111	87,111	87,111	87,111
Average other identifiable intangible assets, net	724	990	1,255	1,521	1,785
Total average tangible common stockholders' equity - Non GAAP	$ 137,014	$ 135,840	$ 130,662	$ 126,596	$ 124,526

Return on average common stockholders' equity - GAAP	8.86%	8.63%	8.70%	8.60%	3.98%

Return on average tangible common stockholders' equity - Non-GAAP	14.54%	14.23%	14.59%	14.63%	6.82%

Calculation of efficiency ratio
Total non-interest expense	$ 17,567	$ 18,951	$ 17,107	$ 16,780	$ 20,313
Less:
Amortization of core deposit intangibles	(266)	(265)	(266)	(265)	(266)
Other real estate owned and other repossessed asset expense	(129)	(119)	(198)	(37)	(85)
Long-term debt prepayment fee	--	(1,835)	--	--	(3,075)
Non-interest expense, as adjusted	$ 17,172	$ 16,732	$ 16,643	$ 16,478	$ 16,887

Net interest income	$ 25,248	$ 24,990	$ 24,929	$ 24,587	$ 24,982
Noninterest income	4,517	6,089	4,553	4,109	6,920
Total revenue	29,765	31,079	29,482	28,696	31,902
Plus: Tax-equivalent adjustment on municipal securities	268	267	268	280	283
Less: (gains) losses on investment securities	68	(1,681)	--	(1)	(2,552)
Total revenue, as adjusted	$ 30,101	$ 29,665	$ 29,750	$ 28,975	$ 29,633

Efficiency ratio - Non-GAAP	57.05%	56.40%	55.94%	56.87%	56.99%

(1) Adjusted for 5% stock dividend payable on February 16, 2011 to shareholders of record January 31, 2011.
Lakeland Bancorp, Inc.
Supplemental Information - Non-GAAP Financial Measures
(unaudited)

	For the Year Ended,
(dollars in thousands, except per share amounts)	December 31, 2010	December 31, 2009
Calculation of return on average tangible common equity
Net income (loss) - GAAP	$19,211	($5,396)

Total average common stockholders' equity	$ 220,796	$ 217,062
Less:
Average goodwill	87,111	87,111
Average other identifiable intangible assets, net	1,120	2,182
Total average tangible common stockholders' equity - Non GAAP	$ 132,565	$ 127,769

Return on average common stockholders' equity - GAAP	8.70%	-2.49%

Return on average tangible common stockholders' equity - Non-GAAP	14.49%	-4.22%

Calculation of efficiency ratio
Total non-interest expense	$ 70,405	$ 73,794
Less:
Amortization of core deposit intangibles	(1,062)	(1,062)
Other real estate owned and other repossessed asset expense	(483)	(1,002)
Long-term debt prepayment fee	(1,835)	(3,075)
Non-interest expense, as adjusted	$ 67,025	$ 68,655

Net interest income	$ 99,754	$ 93,379
Noninterest income	19,268	18,857
Total revenue	119,022	112,236
Plus: Tax-equivalent adjustment on municipal securities	1,082	1,206
Less: gains on investment securities	(1,614)	(2,905)
Total revenue, as adjusted	$ 118,490	$ 110,537

Efficiency ratio - Non - GAAP	56.57%	62.11%
CONTACT: Thomas J. Shara
         President & CEO

         Joseph F. Hurley
         EVP & CFO
         973-697-2000